EXHIBIT  10.28

                           ABACAN RESOURCE CORPORATION

                                STOCK OPTION PLAN
                                -----------------


1.          PURPOSE
            -------

     The purpose of the Stock Option Plan (the "Plan") of Abacan Resource Corporation, a body corporate incorporated under the Business Corporations Act (Alberta) (the "Corporation"), is to advance the interests of the Corporation or any of its subsidiaries or affiliates by encouraging the directors, officers, employees and consultants of the Corporation or any of its subsidiaries or affiliates to acquire shares in the Corporation, thereby increasing their proprietary interest in the Corporation, encouraging them to remain associated with the Corporation or any of its subsidiaries or affiliates and furnishing them with additional incentive in their efforts on behalf of the Corporation or any of its subsidiaries or affiliates in the conduct of their affairs.


2.          ADMINISTRATION  AND  GRANTING  OF  OPTIONS
            ------------------------------------------

     The Plan shall be administered by the Board of Directors of the Corporation, or if appointed, by a special committee of directors appointed from time to time by the Board of Directors of the Corporation (such committee, or if no such committee is appointed, the Board of Directors of the Corporation is hereinafter referred to as the "Committee") pursuant to rules of procedure fixed by the Board of Directors.

     The Committee may from time to time designate directors, officers, employees and consultants of the Corporation or any of its subsidiaries or affiliates (the "Participants") to whom options to purchase common shares of the Corporation may be granted and the number of common shares to be optioned to each, provided that the total number of common shares to be optioned shall not exceed the number provided in clauses 3 and 4 hereof.


3.          SHARES  SUBJECT  TO  PLAN
            -------------------------

     Subject to adjustment as provided in Section 15 hereof, the shares to be offered under the Plan shall consist of shares of the Corporation's authorized but unissued common shares. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purpose of this Plan. The aggregate number of shares to be delivered upon the exercise of all options granted under the Plan (the "Options") shall not exceed the maximum number of shares permitted under the rules of any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction.

     (a) Maximum Number Subject to adjustment as provided in Section 15 hereof,
         --------------
the aggregate number of common shares which may be reserved for issuance under the Plan shall not exceed 18,750,000 common shares.

     (b) Restrictions Notwithstanding anything else herein contained:
         ------------

          i) the number of common shares which may be reserved for issuance under the Plan and under any other employee stock option plans of the Corporation to insiders (as defined in the Securities Act (Ontario)) of the Corporation, and of any affiliate or subsidiary of the Corporation, shall not exceed 10% of the outstanding issue (as hereinafter defined);

          ii) the number of common shares which may be issued within a one year period pursuant to the Plan and under any other employee stock option plans or other share compensation arrangements of the Corporation shall not exceed 10% of the outstanding issue;

          iii) the number of common shares which may be issued pursuant to the Plan and under any other employee stock option plans of the Corporation to any one individual shall not exceed 5% of the outstanding issue; and

          iv) the number of common shares which may be issued within a one year period pursuant to the Plan and under any other employee stock option plans or other share compensation arrangements of the Corporation to any one insider of the Corporation, or of any affiliate or subsidiary of the Corporation, and such insider's associates shall not exceed 5% of the outstanding issue.

     For the purposes of this subsection "outstanding issue" means the number of common shares outstanding on a non-diluted basis, subject to applicable adjustments as provided for in the by-laws and rules of any stock exchange having jurisdiction. For the purposes of this subsection "outstanding issue" is determined on the basis of the number of common shares that are outstanding immediately prior to the share issuance in question, excluding common shares issued pursuant to share compensation arrangements over the preceding one year period. For the purposes of this subsection, an entitlement granted prior to the grantee becoming an insider may be excluded in determining the number of shares issuable to insiders.


4.          NUMBER  OF  OPTIONED  SHARES
            ----------------------------

     The number of shares subject to an Option to a Participant shall be determined by the Committee, but no Participant shall be granted an Option which exceeds the maximum number of shares permitted by any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction.


5.          VESTING
            -------

     The Committee may, in its sole discretion, determine the time during which Options shall vest and the method of vesting, or that no vesting restriction shall exist. Notwithstanding the terms of any agreement granting Options pursuant to the Plan, all Options shall be deemed to have vested immediately prior to a change of control of the Corporation.

     For the purposes of this section, "change of control" means any purchase and sale of a sufficient number of voting securities so as to materially affect the control of the Corporation.


6.          MAINTENANCE  OF  SUFFICIENT  CAPITAL
            ------------------------------------

     The Corporation shall at all times during the term of the Plan reserve and keep available such numbers of shares as will be sufficient to satisfy the requirements of the Plan.

7.          PARTICIPATION
            -------------

     The Committee shall determine to whom Options shall be granted, the terms and provisions of the respective Option agreements, the time or times at which such Options shall be granted, and the number of shares to be subject to each Option. An individual who has been granted an Option may, if he is otherwise eligible, and if permitted by any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction, be granted an additional Option or Options if the Committee shall so determine.


8.          EXERCISE  PRICE
            ---------------

     The exercise price of the shares covered by each Option shall be determined by the Committee. The exercise price shall be not less than the price permitted by any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction.

     The option price per common share shall be determined by the Board at the time any option is granted but in no event shall such price be lower than the Market Price (as hereinafter defined) at the time of the grant.

"Market  Price"  means:

     (a) at any time during which the common shares are listed and posted for trading on The Toronto Stock Exchange (the "TSE"), the closing sale price for board lots of common shares on the TSE on the business day immediately prior to the date of grant or if there is no sale of board lots of common shares on such day, then the five-day weighted average trading price of the common shares on the TSE;

     (b) at any time during which the common shares are not listed and posted for trading on the TSE, but are quoted on any other stock exchange, the closing sale price for board lots of common shares on such exchange on the business day immediately prior to the date of grant of the Option, or if there is no sale of board lots of common shares on such day, then the average of the bid and asked prices on such exchange for the business day immediately prior to the date of grant of the Option, or if there are no bid and asked prices on such exchange on such day, then the five-day weighted average of the closing sale prices for board lots of common shares on such exchange based on the five business days immediately prior to the date of grant of the Option; and

     (c) at any other time, the fair market value of the common shares, as determined by the Board, with due regard being had to any over-the-counter sale prices, asked and bid prices, volume quotations, value of assets and liabilities of the Corporation, and income and prospects of the Corporation, as the Board shall in its sole discretion determine to be relevant.

9.          DURATION  OF  OPTION
            --------------------

     Each Option and all rights thereunder shall be expressed to expire on the date set out in the Option agreements and shall be subject to earlier termination as provided in paragraphs 11 and 12.

10.          OPTION  PERIOD,  CONSIDERATION  AND  PAYMENT
             --------------------------------------------

     (a) The Option period shall be a period of time fixed by the Committee, not to exceed the maximum period permitted by any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction, provided that the Option period shall be reduced with respect to any Option as provided in Sections 11 and 12 covering cessation as a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates or death of the Participant.

     (b) Except as set forth in Sections 10(c), 11 and 12, no Option may be exercised unless the Participant is at the time of such exercise a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates.

     (c) Notwithstanding any other provision to the contrary, an Option granted to a consultant in connection with specific services provided or to be provided by that consultant shall be exercised only after the date of completion of such service and prior to 30 days following the date of completion of such service.

     (d) The exercise of any Option will be contingent upon receipt by the Corporation at its head office of a written notice of exercise, specifying the number of shares with respect to which the Option is being exercised, accompanied by cash payment, certified cheque or bank draft for the full purchase price of such shares with respect to which the Option is exercised. No Participant or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any shares subject to an Option under this Plan, unless and until the certificates for such shares are issued to such persons under the terms of the Plan.


11.          CEASING  TO  BE  A  DIRECTOR,  OFFICER,  EMPLOYEE  OR  CONSULTANT
             -----------------------------------------------------------------

     If a Participant shall cease to be a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates for any reason (other than death), the Participant may but only within 90 days next succeeding the Participant's ceasing to be a director, officer, employee or consultant, exercise the Participant's Option to the extent that the Participant was entitled to exercise it at the date of such cessation.

     Nothing contained in the Plan nor in any Option granted pursuant to the Plan shall confer upon any Participant any right with respect to continuance as a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates.


12.          DEATH  OF  PARTICIPANT
             ----------------------

     In the event of the death of a Participant, the Option previously granted to him shall be exercisable only within the twelve months next succeeding such death and then only:

     (a) by the person or persons to whom the Participant's rights under the Option shall pass by the Participant's will or the laws of descent and distribution; and

     (b) if and to the extent that the Participant was entitled to exercise the Option at the date of the Participant's death.


13.          RIGHTS  OF  OPTIONEE
             --------------------

     No person entitled to exercise an Option shall have any of the rights or privileges of a shareholder of the Corporation in respect of any shares issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered.

14.          PROCEEDS  FROM  SALE  OF  SHARES
             --------------------------------

     The proceeds from sale of shares issued upon the exercise of Options shall be added to the general funds of the Corporation and shall thereafter be used from time to time for such corporate purposes as the Committee may determine and direct.


15.          ADJUSTMENTS
             -----------

     Appropriate adjustments in the number of common shares optioned and in the option price per share, as regards Options granted or to be granted, may be made by the Committee in its discretion to give effect to adjustments in the number of common shares of the Corporation resulting subsequent to the approval of the Plan by the Committee from subdivisions, consolidations or reclassification of the common shares of the Corporation, the payment of stock dividends by the Corporation or other relevant changes in the capital of the Corporation.


16.          TRANSFERABILITY
             ---------------

     All benefits, rights and Options accruing to any Participant in accordance with the terms and conditions of the Plan shall not be transferrable or assignable unless specifically provided herein. During the lifetime of a Participant any benefits, rights and Options may only be exercised by the Participant.


17.          AMENDMENT  AND  TERMINATION  OF  PLAN
             -------------------------------------

     The Committee may, at any time, suspend or terminate the Plan. The board may also at any time amend or revise the terms of the Plan, subject to regulatory approval, PROVIDED that no such amendment or revision shall alter the terms of any Options theretofore granted under the Plan.


18.          NECESSARY  APPROVALS
             --------------------

     The ability of the Options to be exercised and the obligation of the Corporation to issue and deliver shares in accordance with the Plan is subject to any approvals which may be required from the shareholders of the Corporation, any regulatory authority or stock exchange having jurisdiction over the securities of the Corporation. If any shares cannot be issued to any Participant for whatever reason, the obligation of the Corporation to issue such shares shall terminate and any Option exercise price paid to the Corporation will be returned to the Participant.


19.          PRIOR  PLANS
             ------------

     The Plan shall entirely replace and supersede prior share option plans, if any, enacted by the Board of Directors of the Corporation or its predecessor corporations and all stock options reserved for issuance or granted pursuant to any such prior share option plans shall be deemed to be reserved for issuance or granted pursuant to the provisions of the Plan.


20.          EFFECTIVE  DATE  OF  PLAN
             -------------------------

     The Plan has been adopted by the Committee subject to the approval of any stock exchange on which the shares of the Corporation are to be listed or other regulatory body having jurisdiction and, if so approved, the Plan shall become effective upon such approvals being obtained.

     IN WITNESS WHEREOF the Corporation has caused its corporate seal to be affixed hereto in the presence of its officers duly authorized in that behalf as of the 20th day of June, 1997.

                                         ABACAN RESOURCE CORPORATION



                                         Per:/s/ Wade Cherwayko
                                             -----------------------------------
                                                 Wade G. Cherwayko, President


                                         Per:/s/ Derrick Armstrong
                                             -----------------------------------
                                                 Derrick R. Armstrong, Secretary

                             STOCK OPTION AGREEMENT
                             ----------------------


     THIS  AGREEMENT  made  effective  as  of  the  2nd  day  of  June,  1998.

BETWEEN:


_____________________, an individual residing in __________ (herein referred to as the "Optionee")

     -  and  -


ABACAN RESOURCE CORPORATION, a body corporate, having an office in Calgary, Alberta (herein referred to as the "Corporation")


     WHEREAS:

1. the Corporation is incorporated under the laws of the Province of Alberta, having an authorized capital consisting of an unlimited number of common shares without nominal or par value and an unlimited number of preferred shares without nominal or par value;

2. the Optionee is an employee, consultant, officer or director of the Corporation or a wholly owned subsidiary of the Corporation;

3. the Board of Directors of the Corporation has agreed to grant unto the Optionee an option to purchase an aggregate of ______________ (__________________) common shares of its authorized unissued share capital in consideration of the ongoing services and contributions to the Corporation or subsidiaries of the Corporation by the Optionee or an associate or affiliate of the Optionee; and

4. the granting of such option to the Optionee was authorized by the Board of Directors effective May 22, 1998;

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto have agreed as set forth herein.


                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

1.01 In this Agreement the following terms shall have the following meanings:

     (a) "Agreement", "herein", "hereto", "hereof" and similar expressions means this Agreement, and includes any Agreement amending this Agreement or any Agreement or instrument which is supplemental or ancillary hereof;

     (b) "Board" means the board of directors of the Corporation;

     (c) "Expiration Date" means _____________________;

     (d) "Option Shares" means the Shares the Optionee is entitled to purchase under a Share Option;

     (e) "Share" means a common share of the Corporation as constituted at the date hereof;

     (f) "Share Option" means an option to purchase ________________ (______________) Treasury Shares from and after the applicable Vesting Date, which are granted to the Optionee pursuant to this Agreement, and includes any portion of that Option;

     (g) "Treasury Share" means a theretofore unissued Share which is purchased directly from the Corporation by or for the account of the Optionee; and

     (h) "Vesting Date" means the date after which the respective Share Option granted pursuant to this Agreement may be exercised, as more particularly set forth in paragraph 2.01 hereof. No Share Option may be exercised prior to the applicable Vesting Date thereof. Notwithstanding anything else contained herein, if a "take-over bid", an "exempt take-over bid", "issuer bid" or an "exempt issuer bid" is made in respect of the Shares of the Corporation or any class of securities convertible or exchangeable into Shares of the Corporation, each of the respective Vesting Dates shall be deemed to be amended to be the date upon which the "offer to acquire" is made. The terms "take-over bid", "exempt take-over bid", "issuer bid", "exempt issuer bid" and "offer to acquire" used herein have the meanings ascribed to them in the Securities Act (Alberta).

1.02 In this Agreement, the masculine gender shall include the feminine gender and the singular shall include the plural and vice versa wherever the context requires.


                                   ARTICLE II
                                  SHARE OPTION
                                  ------------

2.01 The Corporation hereby grants to the Optionee, subject to the terms and conditions hereinafter set out, an irrevocable and non-assignable option to purchase at any time or from time to time after the respective Vesting Date and on or before the Expiration Date,______________ (___________) common shares of the Corporation, in instalments as set forth below:

     (a) from and after the Vesting Date of ____________________, up to and including the Expiration Date, the Optionee shall be entitled to purchase _____________ (_____________) Option Shares at a price of Cdn. $______________
per common share; and

     (b) from and after the Vesting Date of ______________________, up to and including the Expiration Date, the Optionee shall be entitled to purchase _______________ (__________________) Option Shares at a price of Cdn.
$_____________ per common share.

2.02 At 4:30 p.m., Calgary time, on the Expiration Date, the Share Option shall forthwith expire and terminate and be of no further force or effect whatsoever as to such of the Option Shares in respect of which the Share Option hereby granted have not then been exercised.

                                   ARTICLE III
                       CURRENCY DURING TERM OF EMPLOYMENT
                       ----------------------------------

3.0 (a) If prior to the Expiration Date, the Optionee's position as a consultant to or a director, an officer or an employee of the Corporation or a subsidiary of the Corporation, as the case may be, is terminated by reason of the death of the Optionee, the Share Option may be exercised during the period expiring the earlier of the Expiration Date or one year after such date of death provided that the respective Vesting Date has occurred. In the event of the Optionee's death, the rights of the Optionee under the Share Option may be exercised by the person or persons to whom the Optionee's rights under the Share Option shall pass by will or applicable law or, if no such person has such right, by the Optionee's executors or administrators, subject to the time limitations as aforesaid.

     (b) If prior to the Expiration Date, the Optionee's position as a consultant to or a director, an officer or an employee of the Corporation or a subsidiary of the Corporation, as the case may be, is terminated for any reason other than the death of the Optionee, any Share Options that have vested to the Optionee may be exercised during the period expiring the earlier of the Expiration Date or thirty (30) days following the date of such termination.


                                   ARTICLE IV
                                 MATERIAL CHANGE
                                 ---------------

4.01 In the event that, prior to the Expiration Date or exercise in full of the Share Option, the outstanding share capital of the Corporation shall be subdivided or consolidated into a greater or lesser number of Shares, or, in the event of the payment of a stock dividend by the Corpora-tion, or in the event that all of the shareholders of the Corporation are granted the right to purchase additional Shares of the Corporation, the number and price of Option Shares remaining subject to the Share Option hereunder shall be increased or reduced accordingly, as the case may be.

4.02 If, prior to the Expiration Date or exercise in full of the Share Option granted hereby, the Corporation shall, at any time arrange with or merge into another corporation, the Optionee will thereafter receive, upon the exercise of the Share Option, the securities or properties to which a holder of the number of Shares then deliverable upon the exercise of the Share Option would have been entitled upon such arrangement or merger, and the Corporation will take steps in connection with such arrangement or merger as may be necessary to assure that the provisions hereof shall thereafter be applicable, in relation to any securities or property thereafter deliverable upon the exercise of the Option granted hereby. A sale of all or substantially all of the assets of the Corporation for consideration, (apart from the assumption of obligations), consisting primarily of securities shall be deemed to be an arrangement or merger for the foregoing purposes.

                                    ARTICLE V
                                CHANGE OF CONTROL
                                -----------------

5.01          In  the  event  of:

     (a) a change of control of the Corporation (as such term is customarily used in the Securities Act, (Alberta) through ownership of its common shares, including a "take-over bid", an "exempt take-over bid", "issuer bid" or an "exempt issuer bid"; or

     (b) a change in all or substantially all of the members of the Board of directors of the Corporation; or

     (c) the Corporation merging, amalgamating or re-organizing with another company that is not an affiliate of the Corporation; or

     (d) the sale of all or substantially all of the assets or undertakings of the Corporation

(a "Change of Control Event") all unvested Share Options shall immediately vest to the Optionee effective as of the date of the Change of Control Event.


                                   ARTICLE VI
                         RESERVATION OF TREASURY SHARES
                         ------------------------------

6.01 The Corporation shall at all times during the term of this Agreement, reserve and keep available a sufficient number of Treasury Shares to satisfy the requirements hereof.


                                   ARTICLE VII
                            RESTRICTION ON ASSIGNMENT
                            -------------------------

7.01 The Share Option granted hereby are, insofar as the Optionee is concerned, personal and non-assignable and neither this Agreement nor any rights in regard thereto shall be transferable or assignable except upon the death of the Optionee pursuant to Clause 3.01 hereof.


                                  ARTICLE VIII
                          EXERCISE OF THE SHARE OPTION
                          ----------------------------

8.01 After the respective Vesting Date, the Share Option may be exercised by the Optionee in accordance with the provisions hereof in whole or in part, from time to time, by delivery of written notice of such exercise and by tendering the pay-ment therefor in cash or by certified cheque to the Corporation at its principal office or registered office in Calgary, Alberta. Such notice shall state the number of the Option Shares with respect to which the Share Option or Share Option are then being exercised. The Share Option shall be deemed for all purposes to have been exercised to the extent stated in such notice upon delivery of the notice and a tender of payment in full, notwithstanding any delay in the issuance and delivery of the certificates for the Shares so purchased.

8.02 Notwithstanding anything else to the contrary, Option Shares shall always be granted and exercised in accordance with applicable securities legislation, including the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                                   ARTICLE IX
                  RIGHTS OF THE OPTIONEE PRIOR TO EXERCISE DATE
                  ---------------------------------------------

9.01 The Share Option herein granted shall not entitle the Optionee to any rights whatsoever as a shareholder of the Corporation with respect to any Shares subject to the Share Option until they have each been exercised in accordance with Clause 8.01 and Option Shares have been issued as fully paid and non-assessable.


                                    ARTICLE X
                               FURTHER ASSURANCES
                               ------------------

10.01 The parties hereto covenant that they shall and will from time to time and at all times hereafter do and perform all such acts and things and execute all such additional documents as may be required to give effect to the terms and intention of this Agreement.


                                   ARTICLE XI
                                 INTERPRETATION
                                 --------------

11.01 It is understood and agreed by the parties hereto that questions may arise as to the interpretation, construction or enforcement of this Agreement and the parties are desirous of having the Board of the Corporation determine any such question of interpretation, construction or enforcement. It is therefore understood and agreed by and between the parties hereto that any question arising under the terms of this Agreement as to interpretation, construction or enforcement shall be referred to the Board of the Corporation and their majority decision shall be final and binding on both of the parties hereto.


                                   ARTICLE XII
                                ENTIRE AGREEMENT
                                ----------------

12.01 This Agreement supersedes all other agreements, documents, writings and verbal understandings among the parties relating to the subject matter hereof and represents the entire agreement between the parties relating to the subject matter hereof.


                                  ARTICLE XIII
                                    ENUREMENT
                                    ---------

13.01 Subject to the other provisions hereof, this Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

13.02 This Agreement shall continue to constitute a binding obligation of the Corporation notwithstanding any change of control of its voting securities during the term hereof.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


SIGNED  AND  DELIVERED               )
in  the  presence  of:               )
                                     )
                                     )
                                     )
                                     )
------------------------------              ------------------------------------
Witness


                                            ABACAN RESOURCE CORPORATION

                                            Per:
                                                --------------------------------